COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST II

COLUMBIA FUNDS VARIABLE SERIES TRUST II

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned constitutes each of Scott R. Plummer, Paul Goucher, Christopher O. Petersen, Michael E. DeFao, Ryan C. Larrenaga, Joseph L. D’Alessandro, Robert M. Kurucza and Marco E. Adelfio, individually, as my true and lawful attorney, with full power to each of them to sign for me and in my name, in my capacity as a trustee of each Registrant, the following registration statements on Form N-14 and any and all amendments thereto filed with the Securities and Exchange Commission in connection with the acquisition of the assets and the assumption of the liabilities by the indicated series of each Registrant of the indicated series of the investment companies indicated below:

Selling Fund(s)	Buying Fund
Columbia Multi-Advisor International Value Fund, a series of Columbia Funds Series Trust II	Columbia Overseas Value Fund, a series of Columbia Funds Series Trust
Columbia Portfolio Builder Moderate Conservative Fund, a series of Columbia Funds Series Trust II	Columbia LifeGoal Income & Growth Portfolio, a series of Columbia Funds Series Trust
Columbia Portfolio Builder Moderate Aggressive Fund, a series of Columbia Funds Series Trust II	Columbia LifeGoal Balanced Growth Portfolio, a series of Columbia Funds Series Trust
Columbia Large Cap Value Fund, a series of Columbia Funds Series Trust	Columbia Equity Value Fund, a series of Columbia Funds Series Trust II
Columbia High Yield Opportunity Fund, a series of Columbia Funds Series Trust I	Columbia High Yield Bond Fund, a series of Columbia Funds Series Trust II
Columbia Government Money Market Fund, a series of Columbia Funds Series Trust II	Columbia Money Market Fund, a series of Columbia Funds Series Trust II
Columbia LifeGoal Income Portfolio, a series of Columbia Funds Series Trust	Columbia Portfolio Builder Conservative Fund, a series of Columbia Funds Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund, a series of Columbia Funds Variable Insurance Trust I	Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund, a series of Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – High Income Fund, a series of Columbia Funds Variable Insurance Trust I	Columbia Variable Portfolio – Income Opportunities Fund, a series of Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Money Market Fund, a series of Columbia Funds Variable Insurance Trust	Columbia Variable Portfolio – Cash Management Fund, a series of Columbia Funds Variable Series Trust II

This Power of Attorney authorizes the above individuals to sign the undersigned’s name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to any such registration statement on Form N-14 or any amendment thereto, with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date(s) indicated.

/s/ Stephen R. Lewis, Jr.	/s/ Kathleen A. Blatz
Stephen R. Lewis, Jr. Dated: October 4, 2010	Kathleen A. Blatz Dated: October 9, 2012

/s/ Edward J. Boudreau, Jr.	/s/ Pamela G. Carlton
Edward J. Boudreau, Jr. Dated: October 6, 2010	Pamela G. Carlton Dated: October 10, 2012

/s/ William P. Carmichael	/s/ Patricia M. Flynn
William P. Carmichael Dated: October 9, 2012	Patricia M. Flynn Dated: October 5, 2012

/s/ William A. Hawkins	/s/ R. Glenn Hilliard
William A. Hawkins Dated: October 9, 2012	R. Glenn Hilliard Dated: October 6, 2012

/s/ John F. Maher	/s/ Catherine James Paglia
John F. Maher Dated: October 5, 2012	Catherine James Paglia Dated: October 9, 2012

/s/ Leroy C. Richie	/s/ Anthony M. Santomero
Leroy C. Richie Dated: October 5, 2012	Anthony M. Santomero Dated: October 6, 2012

/s/ Minor M. Shaw	/s/ Alison Taunton-Rigby
Minor M. Shaw Dated: October 8, 2012	Alison Taunton-Rigby Dated: October 5, 2012

/s/ William F. Truscott
William F. Truscott Dated: October 11, 2012